UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    10/06/03
                Date of Report (Date of earliest event reported)

                               SAFECO CORPORATION
               (Exact name of registrant as specified in Charter)

           WASHINGTON                1-6563               91-0742146
        (State or other         (Commission             (IRS Employer
        jurisdiction of          File Number)         Identification No.)
        incorporation)

                     Safeco Plaza, Seattle, Washington 98185
               (Address of principal executive offices) (Zip Code)

                                 (206) 545-5000
                         (Registrant's telephone number,
                              including area code)

Item 9.  Regulation FD Disclosure

The following news release was furnished today by Safeco Corporation.

Maurice Hebert Named Corporate Controller at Safeco

Seattle, WA - (October 06, 2003) - Safeco (NASDAQ: SAFC) today named Maurice Hebert corporate controller.


Hebert, 40, joins Safeco from AIG SunAmerica. He served in a number of key financial roles at the Los Angeles-based company including, most recently, vice president and controller for the life insurance companies.


"Maurice is a great leader who thoroughly understands the dynamics of the insurance industry," said Chris Mead, Safeco chief financial officer. "He has strong experience with SEC reporting, internal controls, accounting and financial analysis. He combines this with a solid track record of working with business unit leaders, rating agencies and state insurance departments."


Prior to joining SunAmerica in 1993, Hebert served two years as an internal audit manager for Rockwell International, at the time a Southern California aerospace firm.


A 1985 graduate of Louisiana State University, he began his finance career as an auditor with the Houston and New Orleans offices of Coopers & Lybrand (now PricewaterhouseCoopers).


Safeco, in business since 1923, is a Fortune 500 insurance company based in Seattle. Safeco products help individuals and small businesses protect what they value and secure their financial future.

                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SAFECO CORPORATION
                                        ---------------------------------------
                                        Registrant
Dated: October 6, 2003
                                        /s/CHRISTINE B. MEAD
                                        ---------------------------------------
                                        Christine B. Mead
                                        Senior Vice President
                                        Chief Financial Officer and Secretary